UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-9849

Seligman New Technologies Fund II, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/07

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Stockholders	1
Interview With Your Portfolio Managers	2
Performance Overview	4
Portfolio Overview	5
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Statement of Cash Flows	15
Notes to Financial Statements	16
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	23
Proxy Results	24
Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement	25
Directors and Officers	28
Additional Fund Information	31

To The Stockholders

Your annual stockholder report for Seligman New Technologies Fund II, Inc. follows this letter. The report contains a discussion with your Portfolio Managers, as well as the Fund’s investment results, portfolio of investments, and financial statements.

A Special Meeting of Stockholders was held on February 5, 2008 to vote on proposals to liquidate and dissolve the Fund and to eliminate the Fund’s fundamental investment policy of making quarterly repurchase offers for its common stock. Of the votes that were cast, 89% of Stockholders voted in favor to liquidate and dissolve the Fund and 86% voted in favor to eliminate the quarterly repurchase offers. More detailed results of the proxy vote can be found on page 24 of this report.

We anticipate the Fund’s liquidation and dissolution will be completed in a timely manner and that final liquidation distributions will be paid to Stockholders before the end of February 2008.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

February 27, 2008

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP
Stockholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017
Mail Inquiries to:
P.O. Box 9759
Providence, RI 02940-9759

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Important Telephone Numbers
(800) 221-2450 Stockholder Services
(800) 445-1777 Retirement Plan
Services
(212) 682-7600 Outside the United States
(800) 622-4597 24-Hour Automated
Telephone Access Service

Interview With Your Portfolio Managers
Richard M. Parower, Reema D. Shah and Lauren Wu

Q.	How did Seligman New Technologies Fund II, Inc. perform for the year ended December 31, 2007?

A.	For the year ended December 31, 2007, Seligman New Technologies Fund II delivered a total return of 18.5%, outperforming its benchmark, the S&P GSTI Composite Index, which delivered 16.9% for the same period.

Q.	What market conditions and economic events materially affected the Fund’s performance during 2007?

A.	While the markets during the period were rattled on a broad scale stemming from the US subprime mortgage crisis, we believe the tech sector continued to offer attractive opportunities. Mergers and acquisition activity continued as private investors and leveraged buyout firms continued to find the more mature and relatively stable tech sector attractive. In addition to strategic acquisitions, we saw many tech companies globalizing in an effort to cut costs and increase margins. Demand for tech has grown worldwide and suppliers are relocating manufacturing and service operations abroad to get closer to their customers. These companies benefit from reduced labor and shipping costs, increased inventory efficiency, and often, advantageous tax and other incentives offered by local governments.

Q.	What investment strategies and techniques materially affected the Fund’s performance during the year?

A.	During the year, the Fund completed sales of its restricted securities that had remaining value. As a result, the Fund’s investments of any value at year-end consisted entirely of publicly traded securities and cash. The Fund realized a net gain in 2007 from the sales of the restricted securities. The largest gain was from the Fund’s holding in Cybertrust, which was acquired by a public company. Cybertrust was among the largest contributors to the Fund’s investment results. With regard to the Fund’s public portfolio, the software industry represented the largest allocation during the year. The area delivered strong absolute returns for both the Fund and the benchmark for the year, and though the Fund was overweight the benchmark in software during the period, stock selection led the Fund’s results to lag those of the benchmark.

The Fund recognized the largest overall contribution, on a relative basis, from the communications equipment industry. The Fund was underweight the benchmark and garnered investment results approximately three times that of the benchmark.

The largest area of relative detraction came from the computers and peripherals industry. The industry delivered solid returns for the Fund, but stock selection hurt relative results. Apple saw continued strength in 2007 from demand for its strong product offerings, and the Fund’s position in the company aided absolute returns. The Fund’s underweight position in the company, relative to the benchmark, however, had a negative impact on relative results. Data storage company EMC saw improved sales and continued strong earnings growth in 2007 and the Fund’s position in EMC was rewarded. Network Appliance and Seagate Technology both detracted from Fund performance during the year. Network Appliance, a network storage and data management company, saw its stock decline on lower-than-expected earnings. Seagate Technology produces disk drives, an area in which increased competition has pressured prices lower.

Interview With Your Portfolio Managers
Richard M. Parower, Reema D. Shah and Lauren Wu

The Internet software and services industry delivered attractive gains for both the Fund and the benchmark. The Fund was slightly overweight the benchmark and outperformed the benchmark modestly. Particularly notable were contributors McAfee and VeriSign. McAfee, a security software company, continued to post solid revenue growth during the period, as did VeriSign, which provides security software services that include securing online financial transactions. Symantec, however, detracted from Fund performance during the year. Symantec, which provides software and services for information security, availability, compliance, information technology, and systems performance, struggled during the period over concerns of missed earnings, increased competition from rivals, and costly acquisitions.

The semiconductors and semiconductor equipment industry positively impacted the Fund’s absolute returns during the year. On a relative basis, however, the Fund’s weighting was slightly less than that of the benchmark during the year, and despite moderate returns in the sector, the Fund did underperform the benchmark to a degree. Cymer was among the Fund’s largest individual detractors. The company, which develops and manufactures laser light sources used in the production of semiconductors, delivered disappointing results for the year.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman New Technologies Fund II, Inc. is managed by Richard Parower, Reema Shah and Lauren Wu. They are assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth. The Seligman Technology Group is led by Paul H. Wick. Group members include Adnan Bokhari (trader), George Chang (trader),Sean Collins (trader), Ajay Diwan, Mark Filippone (trader), Jesse Hsu, Srida Joisa, Chris Kim, Dave Levy (trader), Benjamin Lu, Richard Parower, Sangeeth Peruri, Quang Pham, Susan Popplewell (trader), Lawrence Rosso (trader), Jonathan Roth (trader), Vishal Saluja, Reema Shah, Sushil Wagle, and Lauren Wu.

Performance Overview

This section of the report is intended to help you understand the performance of Seligman New Technologies Fund II and to provide a summary of the Fund’s portfolio characteristics.

Investment Results

Total Returns

For the Periods Ended December 31, 2007

		Average Annual
	Six Months*	One Year	Five Years	Since Inception 6/22/00
With Sales Charge**	n/a	n/a	n/a	(14.38)%
Without Sales Charge**	2.24%	18.45%	17.16%	(13.77)
Benchmark
S&P GSTI Composite Index†	5.92	16.94	15.57	(8.53)

Net Asset Value Per Share

December 31, 2007	$7.77
June 30, 2007	7.60
December 31, 2006	6.56

Performance data quoted in this report represents past performance and does not guarantee or indicate future results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Investors may obtain total returns current to the most recent month end by going to www.seligman.com.1 Performance data quoted does not reflect the deduction of taxes that a stockholder may pay on Fund distributions or the redemption of Fund shares.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman New Technologies Fund II invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolescence. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund has invested will be sold, or if sold, the timing or values of such sales. Changes in the Fund’s net asset value may be more pronounced and more rapid than with other funds because of the Fund’s emphasis on venture capital companies that are not publicly traded. The Fund’s net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report.

*	Returns for periods of less than one year are not annualized.

**	The returns are calculated with and without the effect of the initial 5.20% maximum sales charge. The sales charge applies only to shares sold at the inception of the Fund.

†	The S&P GSTI Composite Index (formerly the Goldman Sachs Technology Index) is an unmanaged benchmark that assumes reinvestment of distributions. It is a modified capitalization-weighted index based on a universe of technology-related stocks, and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.

Portfolio Overview

Composition of Net Assets
 December 31, 2007

Diversification of Net Assets

December 31, 2007

				Percent of Net Assets December 31,
	Issues	Cost	Value	2007	2006
Common Stocks:
Advertising	1	$546,322	$534,014	0.9	—
Application Software	4	1,431,372	1,411,976	2.4	5.1
Communications Equipment	7	9,172,845	5,725,109	9.6	5.9
Computer Hardware	3	1,545,470	1,857,598	3.1	3.2
Computer Storage and Peripherals	5	4,572,877	4,262,398	7.2	8.3
Consumer Electronics	—	—	—	—	1.3
Electronic Equipment Manufacturers	—	—	—	—	0.7
Electronic Manufacturing Services	1	196,171	221,715	0.4	0.9
Health Care Equipment	3	912,089	880,944	1.5	2.3
Health Care Services	2	460,832	490,268	0.8	—
Health Care Supplies	—	—	—	—	0.3
Home Entertainment Software	—	—	—	—	1.1
Integrated Telecommunication Services	1	271,184	295,076	0.5	—
Internet Software and Services	6	14,275,936	6,377,891	10.7	19.7
IT Consulting and Services	3	4,379,120	4,377,554	7.3	0.9
Life Sciences Tools and Services	—	—	—	—	0.4
Multi-Sector Holdings	—	—	—	—	0.1
Pharmaceuticals	1	648,061	690,645	1.2	—
Semiconductor Equipment	2	1,521,824	1,480,644	2.5	8.8

(Continued on next page)

Portfolio Overview

Diversification of Net Assets (continued)
December 31, 2007

				Percent of Net Assets December 31,
	Issues	Cost	Value	2007	2006
Semiconductors	8	7,407,826	7,002,139	11.8	3.0
Systems Software	6	9,682,508	9,043,616	15.2	2.4
Technical Software	2	5,272,486	5,568,990	9.3	6.7
Technology Distributors	1	$281,978	$272,766	0.4	0.4
Wireless Telecommunication Services	2	1,194,039	968,098	1.6	0.7
Total Common Stocks	58	63,772,940	51,461,441	86.4	72.2
Convertible Preferred Stock
Communications Equipment	—	—	—	—	0.1
Computers Storage and Peripherals	—	—	—	—	1.2
Internet Software and Services	—	—	—	—	8.9
Wireless Telecommunication Services	1	10,893,921	—	—	—
Total Convertible Preferred Stock:	1	10,893,921	—	—	10.2
Limited Partnership:
Multi-Sector Holdings	—	—	—	—	5.9
Convertible Promissory Note:
Computer Storage and Peripherals	—	—	—	—	0.2
Short-Term Holdings and Other Assets Less Liabilities	6	8,333,007	8,113,470	13.6	11.5
Net Assets	65	$82,999,868	$59,574,911	100.0	100.0

Largest Industries†
December 31, 2007

†	Excludes short-term holdings.

Portfolio Overview

Largest Portfolio Holdings†
December 31, 2007

Security	Value	Percent of Net Assets
Synopsys	$4,192,881	7.0
BMC Software (Class A)	3,414,312	5.7
Amdocs	3,409,083	5.7
McAfee	3,093,750	5.2
QUALCOMM	2,270,495	3.8
Check Point Software Technologies	2,099,376	3.5
Oracle	1,693,500	2.8
Cisco Systems	1,632,321	2.7
Marvell Technology Group	1,599,606	2.7
Maxim Integrated Products	1,406,088	2.4

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings.

Largest Portfolio Changes
July 1 to December 31, 2007

Largest Purchases
Amdocs
Intel*
Marvell Technology Group
Seagate Technology*
Citrix Systems*
Maxim Integrated Products
Taiwan Semiconductor Manufacturing (ADR)*
Check Point Software Technologies
Symantec
Abbott Laboratories*

Largest Sales
KLA-Tencor**
Business Objects (ADR)**
Apple
BEA Systems
C.R. Bard**
Adobe Systems**
Cisco Systems
Digital River**
Texas Instruments**
EMC

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.

**	Position eliminated during the period.

Portfolio of Investments  (liquidation basis)
December 31, 2007

	Shares		Value

Common Stocks 86.4%
Advertising 0.9%
Focus Media Holding (ADR)*	9,400		$534,014
Application Software 2.4%
Autodesk*	17,000		845,920
BEA Systems*	7,000		110,460
Mentor Graphics	39,700		427,966
Voltaire*	4,500		27,630
			1,411,976
Communications Equipment 9.6%
Cisco Systems*	60,300		1,632,321
Corning	20,200		484,598
NICE Systems*	7,400		253,968
Nokia (ADR)	17,300		664,147
QUALCOMM	57,700		2,270,495
Research In Motion*	3,700	\\o	419,580
WaveSplitter Technologies#	42,526		—
			5,725,109
Computer Hardware 3.1%
Apple*	3,100	\\o	614,048
Hewlett-Packard	12,000		605,760
International Business Machines	5,900		637,790
			1,857,598
Computer Storage and Peripherals 7.2%
Electronics for Imaging*	60,600		1,362,288
EMC*	13,400		248,302
Network Appliance*	49,200		1,228,032
Seagate Technology	49,200		1,254,600
Western Digital*	5,600		169,176
			4,262,398
Electronic Manufacturing Services 0.4%
HON HAI Precision Industry	35,600		221,715
Health Care Equipment 1.5%
Advanced Medical Optics*	13,800		338,514
St. Jude Medical*	6,800		276,352
Stryker	3,561		266,078
			880,944

See footnotes on page 11.

Portfolio of Investments  (liquidation basis)
December 31, 2007

	Shares	Value
Health Care Services 0.8%
Laboratory Corporation of America Holdings*	4,600	$347,438
Quest Diagnostics	2,700	142,830
		490,268
Integrated Telecommunication Services 0.5%
AT&T	7,100	295,076
Internet Software and Services 10.7%
Captara#	1,564,953	—
GigaMedia*	6,300	118,125
Google (Class A)*	1,200	829,776
McAfee*	82,500	3,093,750
Symantec*	80,900	1,305,726
VeriSign*	27,400	1,030,514
		6,377,891
IT Consulting and Services 7.3%
Amdocs*	98,900	3,409,083
Satyam Computer Services	49,150	562,765
Tata Consultancy Services	15,100	405,706
		4,377,554
Pharmaceuticals 1.2%
Abbott Laboratories	12,300	690,645
Semiconductor Equipment 2.5%
Cymer*	27,400	1,066,682
Verigy Pte*	15,236	413,962
		1,480,644
Semiconductors 11.8%
Analog Devices	8,600	272,620
C.S.R.*	20,122	240,329
Intel	50,000	1,333,000
Intersil (Class A)	22,400	548,352
Marvell Technology Group*	114,421	1,599,606
Maxim Integrated Products	53,100	1,406,088
ON Semiconductor*	88,000	781,440
Taiwan Semiconductor Manufacturing (ADR)	82,400	820,704
		7,002,139

See footnotes on page 11.

Portfolio of Investments  (liquidation basis)
December 31, 2007

	Shares or Principal Amount		Value
Systems Software 15.2%
BMC Software (Class A)*	95,800	shs.	$3,414,312
Check Point Software Technologies*	95,600		2,099,376
Enterworks#	24,479		—
Citrix Systems*	30,800		1,170,708
Microsoft	18,700		665,720
Oracle*	75,000		1,693,500
			9,043,616
Technical Software 9.3%
Cadence Design Systems*	80,900		1,376,109
Synopsys*	161,700		4,192,881
			5,568,990
Technology Distributors 0.4%
Avnet*	7,800		272,766
Wireless Telecommunication Services 1.6%
NII Holdings*	12,200		589,504
Syniverse Holdings*	24,300		378,594
			968,098
Total Common Stocks (Cost $63,772,940)			51,461,441

Convertible Preferred Stock 0.0%
Wireless Telecommunication Services 0.0%
fusionOne (Series D)# (Cost $10,893,921)	2,006,247		—

Short-Term Holdings 15.3%
Time Deposits 10.0%
BNP Paribas, Grand Cayman, 3%, 1/2/2008	$2,990,000		2,990,000
Royal Bank of Scotland, Grand Cayman, 3%, 1/2/2008	2,990,000		2,990,000
Total Time Deposits (Cost $5,980,000)			5,980,000
Convertible Promissory Notes# 0.0%
Internet Software and Services 0.0%
Techies.com 9%, payable on demand	133,333		—
Techies.com 9%, 2/20/2008	66,667		—
Total Convertible Promissory Notes (Cost $201,383)			—

See footnotes on page 11.

Portfolio of Investments  (liquidation basis)
December 31, 2007

	Shares Subject to Call/Put or Principal Amount		Value
Repurchase Agreement 5.3%
Fixed Income Clearing Corporation, 2.85%, dated 12/31/2007, maturing 1/2/2008, in the amount of $3,174,503 collateralized by: $3,155,000 Freddie Mac 4.45%, 9/2/2011, with a fair market value of $3,237,819 (Cost $3,174,000)	$3,174,000		$3,174,000
Option Purchased* 0.0%
Communications Equipment 0.0%
Research In Motion, Put expiring January 2008 at $93.375 (Cost $17,775)	2,500	shs.	1,025
Total Short-Term Holdings (Cost $9,373,158)			9,155,025
Total Investments (Cost $84,040,019) — 101.7%			60,616,466
Other Assets Less Liabilities (1.7)%			(1,041,555)
Net Assets 100.0%			$59,574,911

Schedule of Options Written
Call Options Written*
Apple, expiring January 2008 at $195	2,000	shs.	$(21,500)
Research In Motion, expiring January 2008 at $120	2,500		(7,250)
Total Call Options Written (Premiums received $46,832)			$(28,750)

*  Non-income producing security.

\\o	All or part of the security is held as collateral for options written. As of December 31, 2007, the value of securities held as collateral was $679,660.

#  Restricted and non-income producing security (Note 9).

ADR — American Depositary Receipts.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Statement of Assets and Liabilities  (liquidation basis)
December 31, 2007

Assets:
Investments, at value:
Common stocks (cost $63,772,940)	$51,461,441
Convertible preferred stock (cost $10,893,921)	—
Short-term holdings (costs $9,373,158)	9,155,025
Total investments (cost $84,040,019)	60,616,466
Cash*	282,795
Receivable for securities sold	410,333
Dividends and interest receivable	10,963
Expenses prepaid to stockholder service agent	3,813
Other	2,554
Total Assets	61,326,924

Liabilities:
Payable for securities purchased	1,392,203
Management fee payable	45,119
Options written, at value (premiums received $46,832)	28,750
Accrued expenses and other	285,941
Total Liabilities	1,752,013
Net Assets	$59,574,911

Composition of Net Assets:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized; 7,670,649 shares outstanding):	$76,706
Additional paid-in capital	553,832,717
Accumulated net realized loss (Note 7)	(470,931,956)
Net unrealized depreciation of investments and foreign currency transactions	(23,402,556)
Net Assets	$59,574,911

Net Asset Value Per Share	$7.77

*	Includes foreign currencies with a value of $281,990 and a cost of $279,074.

See Notes to Financial Statements.

Statement of Operations  (liquidation basis)
For the Year Ended December 31, 2007

Investment Income:
Interest	$426,507
Dividends (net of foreign taxes withheld of $520)	155,781
Total Investment Income	582,288

Expenses:
Management fee	708,958
Stockholder servicing fees	321,870
Stockholder account services	213,378
Auditing and legal fees	176,315
Shareholders’ meeting	155,846
Stockholder reports and communications	69,441
Custody and related services	63,412
Directors’ fees and expenses	15,392
Miscellaneous	11,829
Total Expenses	1,736,441
Net Investment Loss	(1,154,153)

Net Realized and Unrealized Gain (Loss) on Investments, Options Written and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions	(5,571,668)
Net realized gain on options written	65,939
Net change in unrealized depreciation of investments, options written and foreign currency transactions	18,644,665
Net Gain on Investments, Options Written and Foreign Currency Transactions	13,138,936
Increase in Net Assets from Operations	$11,984,783

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2007*	2006
Operations:
Net investment loss	$(1,154,153)	$(1,428,291)
Net realized gain (loss) on investments and foreign currency transactions	(5,571,668)	10,091,473
Net realized gain on options written	65,939	—
Net change in unrealized depreciation of investments, options written and foreign currency transactions	18,644,665	168,561
Increase in Net Assets from Operations	11,984,783	8,831,743

Capital Share Transactions:
Cost of shares of Common Stock repurchased (3,196,841 and 2,456,663 shares)	(23,750,932)	(15,397,869)
Decrease in Net Assets	(11,766,149)	(6,566,126)

Net Assets:
Beginning of year	71,341,060	77,907,186
End of Year (including undistributed net investment income of $0 and $0, respectively)	$59,574,911	$71,341,060

*  Prepared in liquidation basis.

See Notes to Financial Statements.

Statement of Cash Flows  (liquidation basis)
For the Year Ended December 31, 2007

Cash Flows From Operating Activities:
Increase in net assets from operations	$11,984,783
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Cost of purchases of investment securities	(104,789,309)
Proceeds from disposition of investment securities	130,554,530
Purchases of short-term investment securities, net	(1,526,775)
Premiums received on options written	112,771
Decrease in dividends and interest receivable	6,060
Decrease in other assets	5,844
Increase in management fee payable, accrued expenses and other liabilities	119,672
Net realized loss on investments, options written and foreign currency transactions	5,505,729
Net change in unrealized depreciation of investments, options written and foreign currency transactions	(18,644,665)
Net Cash Provided by Operating Activities	23,328,640

Cash Flows From Financing Activities:
Payment for shares of Common Stock repurchased	(23,750,932)
Net Cash Used in Financing Activities	(23,750,932)
Effect of Exchange Rates on Cash	(20,206)
Net Decrease in Cash	(442,498)

Cash balance at beginning of year	725,293
Cash Balance at End of Year	$282,795

See Notes to Financial Statements.

Notes to Financial Statements  (liquidation basis)

1.	Liquidation — On February 5, 2008, stockholders of Seligman New Technologies Fund II, Inc. approved a plan to liquidate and dissolve the Fund and eliminate the Fund’s fundamental investment policy of making quarterly repurchase offers for its common stock. In accordance with the plan, the Manager sold the Fund’s remaining investments and the Fund accrued approximately $39,700 of liquidation period expenses. On February 14, 2008, the Fund paid an initial liquidation distribution of $6.748 per share. The final liquidation distribution is expected to be paid to stockholders before the end of February 2008.

2.	Significant Accounting Policies — As a result of the plan of liquidation and dissolution described in Note 1, the financial statements have been prepared on a liquidation basis of accounting in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Fund’s Manager believes it approximates fair value.

The Fund has invested in securities of privately-owned technology companies. These are referred to as venture capital companies. There can be no assurances that any of the venture capital companies in which the Fund has invested will be sold or, if sold, the timing or values of such sales.

Venture capital investments are valued at fair value, which is cost unless the Manager determines, pursuant to the Fund’s valuation procedures, that such a valuation no longer reflects fair value. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities of the company to the Fund or to third parties at different prices or terms, if a company is acquired by another company, if a company in which the Fund invests undertakes an initial public offering, if a firm offer is received to acquire the Fund’s securities (each, a market clearing event), or if the company’s operating results vary from projected results. In such situations, the Fund’s investment is revalued in a manner that the Manager, following procedures approved by the Board, determines best reflects its fair value. In the case of a market clearing event, the investment is valued based on the terms and conditions of the event. In the absence of a market clearing event, the valuation is determined using one of several methods including a discounted cash flow, discounted earnings or comparable revenues model using assumptions set by the Manager based on the company’s results and/or plans.

The Fund may also hold restricted securities of a class that has been sold to the public. The fair valuation of these restricted securities will often be the market value of the publicly-traded shares less a discount to reflect contractual or legal restrictions limiting resale.

b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service.

Notes to Financial Statements  (liquidation basis)

Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currency transactions.

c.	Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Gains or losses from options written are included in net realized and unrealized gain or loss on investments and foreign currency transactions. Written and purchased options are non-income producing investments.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The Fund removes investments with no value from its portfolio when it is permitted to recognize the loss on such investments for federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

f.	Distributions to Stockholders — Dividends and distributions to stockholders are recorded on ex-dividend dates.

g.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

On January 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund files income tax returns in the US Federal jurisdiction, as well as New York State and New York City jurisdictions. Based upon its review of tax positions for the Fund’s open tax years of 2004–2007 in these jurisdictions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the year ended December 31, 2007.

Notes to Financial Statements  (liquidation basis)

3.	Repurchase Offers — To provide investors with a limited degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are generally limited to 5% of the number of the Fund’s outstanding shares on the date the repurchase requests are due. The Fund may repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund’s Board of Directors. In the event the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price is equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date may be as much as fourteen days after the date that the repurchase requests are due. Payment of the repurchase price is generally made on the third business day after the repurchase pricing date, but the payment may be made as many as seven days after such pricing date.

During the year ended December 31, 2007, the Fund completed four quarterly repurchase offers. In each offer except June 2007, the Fund offered to repurchase 5% of the number of its outstanding shares on the date the repurchase requests were due. In the June 2007 repurchase offer, the Fund offered to repurchase 25% of its outstanding shares. The results of each repurchase offer were as follows:

Commencement of Offer	Repurchase Date	Percentage of Shares Tendered	Percentage of Shares Repurchased	Repurchase Amounts
December 2006	January 12, 2007	12.9	5.0	$3,635,171
March 2007	April 13, 2007	12.9	7.0	4,972,088
June 2007	July 13, 2007	15.9	15.9	11,860,634
September 2007	October 12, 2007	10.5	5.0	3,283,039

In addition, on January 11, 2008, the Fund repurchased 5.0% of its shares for $2,715,407, prorated down from 10.9% of the shares that were tendered.

See Note 1 regarding the Fund’s stockholder approval to eliminate future repurchase offers.

4.	Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. From January 1, 2006 through June 30, 2007, the Manager received a management fee, calculated daily and payable monthly, equal to 1.25% per annum of the Fund’s average daily net assets. Effective July 1, 2007, the Manager reduced the management fee rate to 0.89% per annum of the Fund’s average daily net assets.

For the year ended December 31, 2007, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $213,378 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of December 31, 2007, the Fund’s potential obligation under the Guaranties is $79,000. As of December 31, 2007, no event has occurred which would result in the

Notes to Financial Statements  (liquidation basis)

Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. As of December 31, 2007, no directors were participating in the deferred compensation arrangements.

5.	Stockholder Servicing Fee — Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the year ended December 31, 2007, such fees aggregated $321,870, or 0.49% per annum of the Fund’s average daily net assets.

6.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the year ended December 31, 2007, amounted to $105,305,252 and $130,106,998, respectively.

7.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2007, the cost of investments for federal income tax purposes was $84,267,955. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $227,936.

At December 31, 2007, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$2,933,385
Gross unrealized depreciation of portfolio securities	(26,584,874)
Net unrealized depreciation of portfolio securities	(23,651,489)
Capital loss carryforwards	(470,704,024)
Total accumulated losses	$(494,355,513)

At December 31, 2007, the Fund had net capital loss carryforwards for federal income tax purposes of $470,704,024, which are available for offset against future taxable net capital gains, with $73,257,290 expiring in 2008, $191,233,183 expiring in 2009, $147,905,821 expiring in 2010, $25,814,762 expiring in 2011, $26,945,295 expiring in 2012, and $5,547,673 expiring in 2015. As a result of the liquidation of the Fund (see Note 1), the Fund will not be able to utilize all of these capital loss carryforwards.

Notes to Financial Statements  (liquidation basis)

8.	Options Written — Transactions in options written during the year ended December 31, 2007, were as follows:

	Shares Subject To Call	Premiums
Options outstanding, December 31, 2006	—	$—
Options written	14,400	112,771
Options expired	(4,100)	(2,868)
Options terminated in closing purchase transactions	(5,800)	(63,071)
Options outstanding, December 31, 2007	4,500	$46,832

9.	Restricted Securities — During the year ended December 31, 2007, the Fund executed definitive purchase and sale agreements (the “Agreements”) to sell substantially all of its remaining investments that the Fund had made directly in company shares, notes or warrants which are not publicly traded or are otherwise subject to trading restrictions (“Direct Investments”), as well as those made directly in limited partnerships.

The following restricted securities owned by the Fund at December 31, 2007 were valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund.

Restricted Securities	Acquisition Date	Cost	Value
Common stocks:
Captara	10/13/00	$8,260,899	$—
Enterworks	10/30/00 to 5/15/01	1,062,500	—
WaveSplitter Technologies	9/22/00	3,634,658	—
		12,958,057	—
Convertible preferred stock:
fusionOne (Series D)	9/13/00 to 10/11/00	10,893,921	—
Convertible promissory notes:
Techies.com:
9%, payable on demand	2/22/01	134,704	—
9%, due 2/20/2008	2/22/01	66,679	—
		201,383	—
Total		$24,053,361	$—

10.	Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001–2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and Seligman Advisors, Inc., the distributor of the Seligman Funds, relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both

Notes to Financial Statements  (liquidation basis)

inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Financial Highlights

The table below is intended to help you understand the Fund’s financial performance for the years presented. Certain information reflects financial results for a single share that was held throughout the years shown. Per share amounts are calculated using average shares outstanding during the year. Total return shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges.

	Year Ended December 31,
	2007*	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$6.56	$5.85	$5.66	$4.96	$3.52
Income (Loss) from Investment Operations:
Net investment loss	(0.13)	(0.12)	(0.13)	(0.10)	(0.10)
Net realized and unrealized gain on investments and foreign currency transactions	1.34	0.83	0.32	0.80	1.54
Net Increase in Net Asset Value	1.21	0.71	0.19	0.70	1.44
Net Asset Value, End of Year	$7.77	$6.56	$5.85	$5.66	$4.96

Total Return	18.45%	12.14%	3.36%	14.11%**	40.91%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$59,575	$71,341	$77,907	$92,750	$95,438
Ratio of expenses to average net assets	2.64%	2.46%	2.64%	2.60%	2.69%
Ratio of net investment loss to average net assets	(1.75)%	(1.91)%	(2.32)%	(1.95)%	(2.46)%
Portfolio turnover rate	198.23%	152.63%	116.04%	105.31%	112.87%

*	Prepared in liquidation basis.

**	Excluding the effect of certain payments received from the Manager in 2004, total return would have been 14.08%.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Stockholders,
Seligman New Technologies Fund II, Inc.:

We have audited the accompanying statement of assets and liabilities (liquidation basis) of Seligman New Technologies Fund II, Inc. (the “Fund”), including the portfolio of investments (liquidation basis), as of December 31, 2007, and the related statements of operations (liquidation basis) and cash flows (liquidation basis) for the year then ended, the statement of changes in net assets (liquidation basis) for the year then ended and the statement of changes in net assets (going concern basis) for the year ended December 31, 2006, and the financial highlights (liquidation basis) for the year then ended and the financial highlights (going concern basis) for each of the four years in the period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the stockholders of Seligman New Technologies Fund II, Inc. approved a plan of liquidation on February 5, 2008, and the Fund commenced liquidation shortly thereafter. As a result, the Fund has changed its basis of accounting from the going concern basis to the liquidation basis.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position (liquidation basis) of Seligman New Technologies Fund II, Inc. as of December 31, 2007, the results of its operations (liquidation basis) and its cash flows (liquidation basis) for the year then ended, the statement of changes in net assets (liquidation basis) for the year then ended and the statement of changes in net assets (going concern basis) for the year ended December 31, 2006, and the financial highlights (liquidation basis) for the year then ended and the financial highlights (going concern basis) for each of the four years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America applied on the bases described in the preceding paragraph.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2008

Proxy Results

Stockholders of Seligman New Technologies Fund II, Inc. (the “Fund”) voted on the following proposals at the Special Meeting of Stockholders on February 5, 2008. The description of each proposal and number of shares voted are as follows

Proposal 1

To liquidate and dissolve the Fund, as set forth in the Plan of Complete Liquidation and Dissolution described in the proxy statement:

For Ratification	Against Ratification	Abstain
3,935,247	488,517	61,321

Proposal 2

To eliminate the Fund’s fundamental investment policy of making quarterly repurchase offers for its common stock:

For Ratification	Against Ratification	Abstain
3,765,878	610,792	108,413

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors of Seligman New Technologies Fund II, Inc. unanimously approved the continuance of the Management Agreement with the Manager at a meeting held on November 15, 2007.

Prior to approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager gained from their experience as directors or trustees of each fund in the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund, and the overall arrangements between the Fund and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager under the Management Agreement. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. The directors also considered the Manager’s selection of brokers and dealers for portfolio transactions and noted that they receive regular reports from the Manager concerning such selection. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters described in the prospectuses of the open-end funds advised by the Manager relating to market timing activity, allegations of excessive fees and related matters for certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager provided an update on those matters. After discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

Costs of Services Provided and Profitability

The directors reviewed information on profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Fund. The directors reviewed with the Manager’s Chief Financial Officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from the relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities on an agency basis. They reviewed information about the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services. The directors further recognized that the Manager’s profitability would be somewhat lower without this benefit. The directors noted that the Manager may derive reputational and other benefits from its association with the Fund.

Investment Results

The directors receive and review detailed performance information on the Fund at each regular Board meeting during the year in addition to the information received for the meeting regarding the continuance of the Management Agreement. The directors reviewed performance information for the Fund for the first nine months of 2007, the preceding seven calendar years and annualized one-, three- and five-year rolling periods ending September 30, 2007. The directors also reviewed information about portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives.

The Manager discussed with the directors the status of the proposal to liquidate the Fund and reminded the board that the Fund’s investment policies had been amended to generally restrict the Fund from making further investments in interests of venture capital companies and limited partnerships. It was further discussed that, as a result of this change in policies and in anticipation of the liquidation, almost all of the Fund’s illiquid securities had been sold and the Fund’s investments now consisted almost entirely of publicly-traded equity securities, and the Fund was being managed in a manner similar to an open-end Seligman technology-focused fund that invests in publicly-traded equity securities. The directors noted that, while the historical performance data showed significant improvement in recent periods and was satisfactory, most of the effect of the Fund’s recent change in investment policies would be reflected in periods subsequent to those under review.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

Management Fee and Other Expenses

The directors noted that the Fund’s historical expense ratio was materially higher than those of the other funds in the Lipper Science & Technology Funds category. The directors recognized that several factors contributed to the Fund’s high expense ratio for the period presented, including the Fund’s ongoing shareholder servicing fee, the relatively high management fee charged during most of the period for which information was provided and the Fund’s relatively small size. The Manager discussed with the directors the impact of the change in the Fund’s investment policies on the management fee and expense ratio. The Manager noted that, now that the Fund was no longer holding or investing in venture capital securities, the Manager had voluntarily reduced its management fee to a level comparable with the Seligman technology-focused fund described above, and that the historical fee and expense ratio information provided to the directors did not reflect the impact of such reduction. The Manager explained that the Manager intended to continue the voluntary fee reduction during the liquidation process if the proposal to liquidate was approved by the Fund’s shareholders, and that it would not be discontinued without the approval of the directors in any event.

The directors considered the recent change in investment policies and the Manager’s fee reduction, and the Manager’s efforts to liquidate the Fund, in determining to continue the Management Agreement and were satisfied that, in light of the various factors discussed, the Fund’s historical performance and expense ratio were understandable in the Fund’s particular circumstances.

Economies of Scale

The directors noted that, although the management fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels, the Fund is a closed-end fund and, even if the proposal to liquidate did not receive shareholder approval, the Fund was not expected to have meaningful asset growth in the future. In such circumstances the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman New Technologies Fund II, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
John R. Galvin (78)[1,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and Commander-in-Chief, United States European Command.

Frank A. McPherson (74)[2,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (65)[2,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation), and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Leroy C. Richie (66)[1,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Vibration Control Technologies, LLC (auto vibration technology) and OGE Energy Corp.; Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

See footnotes on page 30.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Robert L. Shafer (75)[2,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (72)[1,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

Interested Directors and Principal Officers

William C. Morris (69)* • Director and Chairman of the Board: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (55)* • Director and President: 2000 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; and Member of the Board of Governors of the Investment Company Institute. Formerly, Director, ICI Mutual Insurance Company.

Eleanor T.M. Hoagland (56) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.
Richard M. Parower (42) • Vice President and Co-Portfolio Manager: 2002 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of its Global Technology Fund; Vice President and Co-Portfolio Manager, Seligman New Technologies Fund, Inc.; Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its Global Technology Portfolio. Formerly, Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000.

See footnotes on page 30.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Thomas G. Rose (50) • Vice President: 2000 to Date
Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Reema D. Shah (35) • Vice President and Co-Portfolio Manager: 2005 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Co-Portfolio Manager, Seligman Communications and Information Fund, Inc. and Seligman New Technologies Fund, Inc.; Vice President, Seligman Portfolios, Inc. and Co-Portfolio Manager of its Communications and Information Portfolio. Formerly, Senior Transaction Processing Analyst, CS First Boston.

Lawrence P. Vogel (51) • Vice President and Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds† and Treasurer, Seligman Data Corp.

Lauren Wu (35) • Vice President and Co-Portfolio Manager: 2005 to Date
Senior Vice President, Investment Officer, and Head of Venture Capital Investments, J. & W. Seligman & Co. Incorporated; and Vice President and Co-Portfolio Manager, Seligman New Technologies Fund, Inc. Formerly, Associate, Wasserstein Ventures.

Frank J. Nasta (43) • Secretary: 2000 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report.

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This report is intended only for the information of current stockholders of the Fund.

CENTII-2  12/07

ITEM 2.	CODE OF ETHICS.

As of December 31, 2007, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006
Audit Fees	$35,053	$92,290
Audit-Related Fees	–	–
Tax Fees	7,143	2,500
All Other Fees	–	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2007	2006
Audit-Related Fees	$92,940	$95,510
Tax Fees	9,000	11,955
All Other Fees	-	-

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) testing of the registrant’s stockholder service agent’s conversion to a new record-keeping system. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s stockholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $109,083 and $109,965, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

J. & W. Seligman & Co. Incorporated (“Seligman”), as the registrant’s (the “Fund”) investment manager, will vote the proxies relating to the Fund’s portfolio holdings.

Introduction. On behalf of the Fund, one or more independent third parties under the supervision of Seligman votes the proxies of the securities held in the Fund’s portfolio in accordance with Seligman's criteria of what is in the best interests of the Fund’s stockholders.

The financial interest of the stockholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and to ensure that voting is accomplished in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund's stockholders. As a result, Seligman’s policy generally is to abstain from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolio of the Fund will be received, processed and voted by one or more independent third parties under the supervision of Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”). A description of the Guidelines can be found below.

The Committee was established to set Seligman’s policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of Seligman’s Chief Investment Officer (Chair), Seligman’s Chief Financial Officer and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on proposals to be acted upon at stockholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman’s Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors or any Seligman affiliate. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the stockholders of the Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee’s members must approve any deviation from the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals, when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

1.

Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to stockholder meetings.

2.

Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3.

Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4.

Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of stockholders (e.g., all such plans must specifically prohibit repricing).

5.	Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.
6.

Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended stockholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7.	Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.
8.	Seligman will vote for proposals to effect stock splits.
9.	Seligman will vote for proposals authorizing share repurchase programs.
10.	Seligman will vote against authorization to transact unidentified business at the meeting.
11.	Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.
12.	Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.
13.	Seligman will vote against all proposals where the company did not provide adequate information to make a decision.
14.	Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov <http://www.sec.gov>. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information pertaining to the portfolio managers of the registrant, as of March 6, 2008, is set forth below.

Ajay Diwan (42)

Mr. Ajay Diwan, a Managing Director of Seligman, joined Seligman in February 2001. Mr. Diwan is Vice President and Co-Portfolio Manager of the Fund, Seligman Communications and Information Fund, Inc. and Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Communication and Information Portfolio. Mr. Diwan provides portfolio management services for certain private and offshore funds, including funds using long and short strategies. Mr. Diwan provided assistance in managing the Fund through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage, information technology services, and electronic payment processing industries.

Richard M. Parower (42) • Vice President: May 2003 to Date • Co-Portfolio Manager since September 2002

Mr. Richard M. Parower, who joined Seligman in April 2000, is a Managing Director of Seligman and Vice President of the Fund. He is also Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of Seligman Global Technology Fund. Mr. Parower is also a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Global Technology Portfolio, and Vice President of Seligman New Technologies Fund, Inc. Mr. Parower provides portfolio management services for certain private and offshore funds, including funds using long and short strategies. With respect to the Fund, Mr. Parower provided research and contributions to the investment decisions with respect to companies in the application software, information technology services and international sectors.

Reema D. Shah (35) • Vice President: 2005 to Date • Co-Portfolio Manager since 2005

Ms. Reema D. Shah, a Managing Director of Seligman, joined Seligman in November 2000. Ms. Shah is Vice President of the Fund, and Seligman New Technologies Fund, Inc., Vice President and Co-Portfolio Manager of Seligman Communications and Information Fund, Inc., and Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Communication and Information Portfolio. Ms. Shah provides portfolio management services for certain private and offshore funds, including funds using long and short strategies. With respect to the Fund, Ms. Shah provided research and contributions to the investment decisions with respect to companies in the internet, consumer and enterprise software, education and financial exchanges sectors.

Paul Wick (33)

Mr. Paul H. Wick is a Director and Managing Director of Seligman. Mr. Wick provided assistance in managing the Fund through his research and contributions to the investment decisions with respect to companies in the semiconductor and electronics capital equipment sectors. Mr. Wick is Vice President of Seligman Communications and Information Fund, Inc. and has been its Portfolio Manager since January 1990. Mr. Wick is also a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Communications and Information Portfolio. Mr. Wick provides portfolio management services for certain private and offshore funds, including funds using long and short strategies. Mr. Wick joined Seligman in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a member of Seligman’s Board of Directors in November 1997.

Lauren Wu (35) • Vice President: May 2005 to Date • Co-Portfolio Manager since April 2005

Senior Vice President, Investment Officer of Seligman; Chief Financial Officer, Venture Capital Investments of Seligman; and Vice President of Seligman New Technologies Fund, Inc. Ms. Wu joined Seligman in April of 2001. Ms. Wu co-managed the Fund through her research and contributions to the investment decisions with respect to companies in the media and Chinese technology sectors, and private investments.

For purposes of this discussion, each of the individuals named above is referred to herein as a “Portfolio Manager” and collectively as the “Portfolio Managers.” The following tables set forth certain additional information with respect to the Portfolio Managers of the registrant. The information is provided as of December 31, 2007.

Other Accounts Managed by Portfolio Managers. Table A below identifies, for each of the Portfolio Managers, the number of accounts managed (other than the registrant) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts. Table B identifies, for each of the Portfolio Managers, only those accounts that have an advisory fee based on performance of the account. For purposes of these tables, each series or portfolio of a registered investment company will be counted as a separate registered investment company.

Table A

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ajay Diwan	4 Registered Investment Companies with approximately $4.5 billion in total assets under management.	4 Pooled Investment Vehicles with approximately $1.8 billion in total assets under management.	7 Other Accounts with approximately $271.7 million in total assets under management.
Richard M. Parower	4 Registered Investment Companies with approximately $4.5 billion in total assets under management.	4 Pooled Investment Vehicles with approximately $1.8 billion in total assets under management.	5 Other Accounts with approximately $266.7 million in total assets under management.
Reema D. Shah	4 Registered Investment Companies with approximately $4.5 billion in total assets under management.	4 Pooled Investment Vehicles with approximately $1.8 billion in total assets under management.	6 Other Accounts with approximately $270.0 million in total assets under management.
Paul H. Wick	4 Registered Investment Companies with approximately $4.5 billion in total assets under management.	4 Pooled Investment Vehicles with approximately $1.8 billion in total assets under management.	5 Other Accounts with approximately $269.2 million in total assets under management.
Lauren Wu	0 Registered Investment Companies	0 Pooled Investment Vehicles	9 Other Accounts with $2.4 million in total assets under management.

Table B

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ajay Diwan	0 Registered Investment Companies.	2 Pooled Investment Vehicles with approximately $1.6 billion in total assets under management.	1 Other Account with approximately $190.3 million in total assets under management.
Richard M. Parower	0 Registered Investment Companies.	2 Pooled Investment Vehicles with approximately $1.6 billion in total assets under management.	1 Other Account with approximately $190.3 million in total assets under management.
Paul H. Wick	0 Registered Investment Companies.	2 Pooled Investment Vehicles with approximately $1.6 billion in total assets under management.	1 Other Account with approximately $190.3 million in total assets under management.
Reema D. Shah	0 Registered Investment Companies.	2 Pooled Investment Vehicles with approximately $1.6 billion in total assets under management.	1 Other Account with approximately $190.3 million in total assets under management.
Lauren Wu	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	1 Other Account with approximately $190.3 million in total assets under management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine Portfolio Manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a Portfolio Manager’s management of the registrant’s investments and investments in other accounts.

Compensation:

As compensation for their responsibilities, each of Mr. Parower and Mses. Shah and Wu received a base salary and bonus for the year ended December 31, 2007.

The bonuses were allocated (as described below) from a bonus pool which is based upon (i) the weighted-average pre-tax investment performance of the Seligman funds and institutional accounts managed by Seligman’s Technology Group (other than those attributable to funds in or contemplating liquidation) as compared with the investment results of a group of competitor funds over a rolling three-and (iii) a portion of the management and performance fees generated for Seligman’s privately offered hedge pooled investment vehicles.

The allocation of bonuses from the pool to each Portfolio Manager was based on numerous qualitative and quantitative factors relating to the particular portfolio manager, which included, among other things, an evaluation of: skills as a research analyst (i.e., quality of research); particular contributions to their investment team (as well as their contributions to other Seligman investment teams); ability to take initiative with respect to new roles/responsibilities; leadership abilities and potential for growth; ability to assimilate new concepts and ideas; ability to work within a team structure; and the competitive environment for the Portfolio Manager’s services. Mr. Wick reviewed the allocations with the President of Seligman prior to the payment of bonuses. Mr. Wick retained the balance of the pool, after allocating to each of the above Portfolio Managers and other members of Seligman’s Technology Group.

In addition to the above, Ms. Wu received a discretionary bonus paid by Seligman based on the same criteria used to determine the allocation of bonuses from the pool.

To reduce the amount of time that Seligman’s Portfolio Managers dedicated to marketing efforts and client services, Seligman’s Technology Group has an experienced product manager that acts as the primary liaison between Seligman Advisors’ marketing department and that investment team.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the Portfolio Managers of the registrant have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the registrant (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the registrant. This may create a potential conflict of interest for Seligman or its Portfolio Managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the Portfolio Managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. A conflict may also arise to the extent that Seligman advises multiple accounts which own different capital structures of an issuer (e.g., bonds versus common stocks). This conflict may be more pronounced if such an issuer files for bankruptcy and Seligman participates in negotiations to restructure that issuer.

Employees of Seligman, including Portfolio Managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, Portfolio Mangers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of December 31, 2007, the Portfolio Managers did not own shares of the registrant’s securities.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN NEW TECHNOLOGIES FUND II, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2008

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 7, 2008

SELIGMAN NEW TECHNOLOGIES FUND II, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by

Rule 30a-2(b) of the Investment Company Act of 1940.